SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT ("Agreement") dated as of December 30, 2004 (the "Effective Date"), by and among New Century Energy Corp., a Colorado corporation, 5851 San Felipe, Suite 775, Houston, Texas 77057 (the "Company"), and the undersigned purchasers (collectively, the "Buyer").

                                 W H E R E A S:
                                 -------------

     A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration in afforded by the rules and regulations promulgated by the United States Securities and Exchange Commission (the "SEC");

     B. Buyer desires to purchase and the Company desires to sell, upon the terms and conditions set forth in this Agreement, 856,000 shares of Common Stock, $0.001 par value per share (the "Common Stock"), of the Company, upon the terms and subject to the limitations and conditions set forth in this Agreement.

     NOW  THEREFORE,  the  Company  and  the  Buyer  hereby  agree  as  follows:

     1.  PURCHASE  AND  SALE  OFCOMMON  STOCK.
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          A.  PURCHASE  OFCOMMON  STOCK. On the Closing Date (as defined below),
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     the  Company  shall  deliver and sell to Buyer and Buyer agrees to purchase from  the  Company  the  Common  Stock.

          B.  FORM OF PAYMENT. On the Closing Date (as defined below), the Buyer
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     shall deliver to the Company that certain Promissory Note dated January 30,
     2004 in the original principal amount of $400,000 secured by a Security Agreement, Pledge Agreement and Financing Statement of even date (the "Promissory Note") for the Common Stock to be transferred and sold to it at the Closing (as defined below) against delivery of certificates representing the Common Stock. The Promissory Note shall be delivered by Purchaser to the Company upon issuance of the Common Stock ("Closing") marked paid along with a release of the Security Agreement, Pledge Agreement and Financial Statement.

          C. CLOSING DATE. The date and time of the transfer and sale of the Common Stock pursuant to this Agreement (the "Closing Date") shall be 10:00 a.m. Central Standard Time on the next business day following the fifth day after satisfaction (or waiver) of the conditions thereto set forth in
     Section 6 and Section 7 below or such other mutually agreed upon time. The Closing contemplated by this Agreement shall occur on the Closing Date at such location as may be agreed to by the parties.

     2.     BUYER'S REPRESENTATIONS AND WARRANTIES.  Buyer represents and
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     warrants  to  the  Company  that:

          A.  INVESTMENT PURPOSE. As of the date hereof, the Buyer is purchasing
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     the  shares of Common Stock for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided,
                                                                       ---------
     however,  that  by  making  the  representations herein, the Buyer does not
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     agree  to  hold  any of the shares of Common Stock for any minimum or other specific term and reserves the right to dispose of the shares of Common Stock at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

          B.  ACCREDITED  INVESTOR STATUS. The Buyer is an "accredited investor"
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     as  that  term  is  defined  in Rule 501(a) of Regulation D (an "Accredited
     Investor").

          C.  RELIANCE  ON  EXEMPTIONS. The Buyer understands that the shares of
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     Common Stock are being transferred and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the shares of Common Stock.

          D.  INFORMATION.  The  Buyer  and  its  advisors,  if  any,  have been
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     furnished  with  all  materials  relating  to  the  business,  finances and operations of the Company and materials relating to the transfer and sale of the shares of Common Stock which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the shares of Common Stock involves a significant degree of risk.

          E.  GOVERNMENTAL  REVIEW.  The Buyer understands that no United States
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     federal  or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the shares of Common Stock.

          F.  TRANSFER  OR  RE-SALE.  The Buyer understands that (i) the sale or
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     re-sale  of  the  shares  of  Common  Stock  has  not been and is not being registered under the 1933 Act or any applicable state securities laws, and the shares of Common Stock may not be transferred unless (a) the shares of Common Stock are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares of Common Stock to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the shares of Common Stock are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of the Buyer who agrees to sell or otherwise transfer the shares of Common Stock only in accordance with this Section 2(f) and who is an Accredited Investor, or (d) the shares of Common Stock are sold pursuant to Rule 144;
     (ii) any sale of such shares of Common Stock made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such shares of Common Stock under circumstances in which the Company (or the person through whom the sale is made) may be deemed to be an Buyer (as that term is defined in
     Section 2(11) of the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such shares of Common Stock under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing or anything else contained herein to the contrary, the shares of Common Stock may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

          G.  LEGENDS.  The  Buyer understands that the Common Stock, until such
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     time  as the shares of Common Stock have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the certificates representing the Common Stock may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such shares of Common Stock):

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

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

          The legend set forth above shall be removed, and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or
     (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act and such sale or transfer is effected or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144. The Buyer agrees to sell all shares of Common Stock, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

          H.  AUTHORIZATION;  ENFORCEMENT.  This  Agreement  has  been  duly and
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     validly authorized, executed and delivered on behalf of the Buyer, and this
     Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

     3. REPRESENTATIONS AND WARRANTIES OFTHE COMPANY. The Company represents and
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warrants  to  the  Buyer  that:

          A.  ORGANIZATION  AND  QUALIFICATION.  The  Company  and  each  of its
              --------------------------------
     Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Company has furnished Buyer a true and correct list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

          B. AUTHORIZATION; ENFORCEMENT. (i) The Company has all requisite power
             --------------------------
     and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to transfer the shares of Common Stock, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company and no further consent or authorization of the Company is required, (iii) this Agreement has been duly executed and delivered by the Company, and
     (iv) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          C. CAPITALIZATION. As of the date hereof, the authorized capital stock
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     of  the  Company consists of (a) 100,000,000 shares of common stock, $0.001 par  value  ("Common  Stock")  of  which  38,599,107  shares are issued and outstanding,  and  1,500,000  shares  of  which  are  reserved for issuance pursuant to the Series A Convertible Preferred Stock; and (b) 20,000,00 shares of preferred stock, $0.001 par value, 5,000 shares of Series A Convertible Preferred Stock are designated, issued and outstanding, and no shares of which, other than the Common Stock are reserved for issuance pursuant to stock option plans or other agreements. All of such outstanding shares of capital stock are duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company; and
                                        3

          D.  NO  CONFLICTS.  The  execution,  delivery  and performance of this
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     Agreement  by  the  Company  and  the  consummation  by  the Company of the transactions contemplated hereby will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws or
     (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company, any of its Subsidiaries or the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree
     (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities or the Company are subject) applicable to the Company or any of its Subsidiaries or the Company or by which any property or asset of the Company or any of its Subsidiaries or the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof or to transfer and sell the Common Stock in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Electronic Bulletin Board (the "OTCBB") and does not reasonably anticipate that the Common Stock will be delisted by the Electronic Bulletin Board in the foreseeable future. The Company, after making reasonable inquiry, is unaware of any facts or circumstances which might give rise to any of the foregoing.

          E.  SEC  DOCUMENTS;  FINANCIAL  STATEMENTS.  The Company has filed all
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     reports,  schedules,  forms,  statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the "1934 Act"), including Form 10-KSB for the fiscal year ended December 31, 2003 (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to Buyer true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
     (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business since December 31, 2003, which individually and in the aggregate are not material to the financial condition or operating results of the Company, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually and in the aggregate, are not material to the financial condition or operating results of the Company.

          4.  COVENANTS.  The  parties  shall  use their best efforts to satisfy
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     timely  each  of  the  conditions  described  in  Section  6  and 7 of this
     Agreement.

          5.  TRANSFER  AGENT  INSTRUCTIONS. The Company shall issue irrevocable
              -----------------------------
     instructions to its transfer agent to issue certificates, registered in the name of Buyer or its nominee, for the Common Stock. All such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the irrevocable instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof will be given by the Company to its transfer agent and that the shares of Common Stock shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in
     Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the shares of Common Stock. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

          6.  CONDITIONS  TO THE COMPANY'S OBLIGATION TO SELL. The obligation of
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     the Company hereunder to transfer and sell the Common Stock to Buyer at the
     Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

               A. The Buyer shall have executed this Agreement, and delivered the same to the Company.

               B. The Buyer shall have delivered to the Company the Promissory Note marked paid in accordance with Section 1(b) above.

               C. The Buyer shall have delivered to the Company a duly executed release of the Security Agreement, Pledge Agreement and Financing Statement.

               D. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

               E. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     7.  CONDITIONS  TO  BUYER'S  OBLIGATION  TO  PURCHASE.  The  obligation  of
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Buyer  hereunder  to  purchase the Common Stock at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

          A. The Company shall have executed this Agreement, and delivered the same to the Buyer.

          B. The Company shall have delivered to Buyer certificates representing the Common Stock registered in the name of Buyer.

          C. The irrevocable instructions, in form and substance satisfactory to the Buyer, shall have been delivered to the Company's Transfer Agent.

          D. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate or certificates, executed by the chief executive officer of the Company, and the Company dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, but not limited to certificates with respect to the Company's Articles of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

          E. The Company shall have delivered to Buyer an executed copy of the Registration Rights Agreement in the form and substance satisfactory to Buyer.

     8.  GOVERNING  LAW;  MISCELLANEOUS.
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          A.  GOVERNING  LAW.  THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND
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     CONSTRUED  IN  ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO
     AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITH SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY
     SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN HOUSTON, TEXAS WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THIS AGREEMENT ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER
     MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE
     ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

          B. COUNTERPARTS; SIGNATURES BY FACSIMILE. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          C.  HEADINGS.  The  headings  of this Agreement are for convenience of
              --------
     reference only and shall not form part of, or affect the interpretation of, this Agreement.

          D.  SEVERABILITY. In the event that any provision of this Agreement is
              ------------
     invalid or enforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          E.  ENTIRE  AGREEMENT;  AMENDMENTS. This Agreement and the instruments
              ------------------------------
     referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

          F.  NOTICES.  Any  notices required or permitted to be given under the
              -------
     terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

          If  to  the  Company:

                    New  Century  Energy  Corp.
                    5851  San  Felipe,  Suite  775
                    Houston,  Texas  77057
                    Attn:  Edward  R.  DeStefano,  President

          With  copy  (which  shall  not  constitute  notice)  to:

                    Mr.  David  M.  Loev
                    2777  Allen  Parkway,  Suite  1000
                    Houston,  Texas  77019

          If  to  the  Buyer:

                    At  the  addresses  specified  on the signature page hereof.

Each  party  shall  provide  notice to the other party of any change in address.

          G.  SUCCESSORS  AND  ASSIGNS. This Agreement shall be binding upon and
              ------------------------
     inure to the benefit of the parties and their successors and assigns. Neither the Company nor Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), Buyer may assign its rights hereunder to any person that purchases shares of Common Stock in a private transaction from Buyer or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

          H.  THIRD  PARTY  BENEFICIARIES.  This  Agreement  is intended for the
              ---------------------------
     benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          I. SURVIVAL. The representations and warranties of the Company and the
             --------
     agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all its officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

          J. PUBLICITY. The Company and the Buyer shall have the right to review a reasonable period of time before issuance of any press releases, SEC, over-the-counter market or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however,
                                                              --------  --------
     that (i) the Company shall be entitled, without the prior approval of the Buyer, to make any press release or SEC, Electronic Bulletin Board (or other applicable trading market) or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon) and (ii) the Company will not disclose any material nonpublic information to Buyer unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer.

          K. FURTHER ASSURANCES. Each party shall do and perform, or cause to be
             ------------------
     done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          L. NO STRICT CONSTRUCTION. The language used in this Agreement will be
             ----------------------
     deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          M.  REMEDIES.  The  Company  acknowledges  that  a breach by it of its
              --------
     obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

NEW  CENTURY  ENERGY  CORP.
COMPANY

By:    /s/ Edward R. DeStefano
    ----------------------------------------------------
    Edward R. DeStefano, Chief Executive Officer

BLACKCAP DIAMOND FIDELITY LP LLLP
(A DELAWARE LIMITED LIABILITY LIMITED PARTNERSHIP)
BY: HANOVER FINANCIAL MANAGEMENT, INC.
    (a Delaware corporation)
ITS: GENERAL PARTNER

By:  /s/ David D. Selmon Jr.
    ----------------------------------------------------
     David D. Selmon, Jr., President, Sole Officer
          and Original Limited Partner

Address:  P.O. Box 273
          League City, Texas 77574

Number of Shares Purchased:  214,000

OMEGA CAPITAL OPPORTUNITIES LP LLLP
(A DELAWARE LIMITED LIABILITY LIMITED PARTNERSHIP)
BY:  SACRSTON  TRADING  LTD
     (a Delaware corporation)
ITS:  GENERAL  PARTNER

By:  /s/ David D. Selmon
    ----------------------------------------------------
     David D. Selmon, President, Sole Officer
          and Original Limited Partner

Address:  3141 West Parkwood Avenue
          Suite 348 Pmb 230
          Friendswood, Texas 77546

Number of Shares Purchased:  642,000